                                          [Logo Of Arthur Andersen Appears Here]

                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 20, 2001 included in Washington Real Estate Investment Trust's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                                /s/ Arthur Andersen LLP
                                                --------------------------------

Vienna, VA
August 16, 2001